Exhibit 10.16

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of _________________, 2017 (this “Agreement”), by and between Full Spectrum Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. Purchasers desire to purchase from the Company and the Company desires to sell to Purchasers certain of the Company’s Senior Convertible Promissory Notes, in the aggregate face amount of $3,000,000, in the form of Exhibit A attached hereto (individually, a “Note” and collectively, the “Notes”). The principal amount of the Notes each Purchaser has committed to purchase, and the amount of the purchase price thereof to be paid to the Company by the Purchaser (a “Commitment”) is listed on the signature page such Purchaser executes and delivers to the Company.

B.           The Company’s sale of the Notes to the Purchaser will be made in reliance upon the provisions of Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated hereby.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchasers and the Company hereby agree as follows:

1.          Purchase of the Notes. On the terms and subject to the conditions set forth in this Agreement and in the Notes, the Purchasers shall purchase from the Company and the Company shall sell to the Purchasers the Notes.

2.          Purchaser’s Representations, Warranties and Covenants. In order to induce the Company to sell and issue the Notes to the Purchaser under one or more exemptions from registration under the Securities Act, each Purchaser, severally and not jointly, represents and warrants to the Company, and covenants with the Company, that, as of the date hereof and as of each Closing Date (except as otherwise set forth herein):

(a)        (i) Such Purchaser has the requisite power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to purchase the Securities in accordance with the terms hereof and thereof.

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(ii) The execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by the Purchaser's organizational documents (if any) and no further consent or authorization is required by the Purchaser.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Purchaser.

(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(b) The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

(c) The Purchaser understands that the Notes and any shares of the Company’s common stock par value $0.00001 per share (the “Common Stock”) issuable upon conversion thereof (the “Conversion Shares”), any warrants issuable pursuant to and upon conversion of the Notes (“Warrants”) and any shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”; together with Notes, the Conversion Shares, the Warrants and the Warrant Shares herein collectively referred to as the “Securities”) are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws).

(e) The Purchaser acknowledges that the Securities have been offered to it in direct communication between itself and the Company and not through any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented in any seminar or any other general solicitation or general advertisement.

(f) The Purchaser acknowledges that the Company has given it access to all information relating to the Company’s business that it has requested. The Purchaser has reviewed all materials relating to the Company’s business, finance and operations which it has requested and the Purchaser has reviewed all of such materials as the Purchaser, in the Purchaser’s sole and absolute discretion shall have deemed necessary or desirable. The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Company with the Company’s management.

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(g) The Purchaser acknowledges that it has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision in connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time. The undersigned hereby agrees to indemnify the Company thereof and to hold the Company and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of warranties of the undersigned contained in this Agreement, or arising as a result of the sale or distribution of the Securities , by the undersigned in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable law, either federal or state. This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Purchaser.

(h) The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit B attached hereto and made a part hereof, and will be an accredited investor on each date which it exercises any of the Warrants.

(i) The Purchaser acknowledges that the Shares and Warrant Shares will be subject to lock-up provisions (the “Lock-up”) contained herein. Upon and subject to the Company’s underwritten initial public offering the Purchaser agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares or Warrant Shares without the approval of the Company until six months thereafter. Purchaser agrees to provide to the Company underwriters of any public offering such further agreements as such underwriter may reasonably request in connection with this Lock-up agreement, provided that the terms of such agreements are generally consistent with the provisions of this Section 2(i).

(j) The Purchaser is aware that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities, the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Further, the Purchaser understands and acknowledges that any certificates evidencing the Securities will bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

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(k) The Purchaser understands and acknowledges that the Company has neither filed a registration statement with the SEC or any state authorities for the transactions contemplated by this Agreement or the other Transaction Documents, and in the absence of such a registration statement or exemption, the Purchaser may have to hold the Securities indefinitely and may be unable to liquidate any of them in case of an emergency.

(l) The Purchaser understands that it is liable for its own tax liabilities and has obtained no tax advice from the Company in connection with the purchase of the Securities.

(m) Purchaser hereby agrees and acknowledges that it has been informed of the following: (i) there are factors relating to the subsequent transfer of any of the Securities that could make the resale of such Securities difficult; and (ii) there is no guarantee that the Purchaser will realize any gain from the purchase of the Securities; and (iii) the purchase of the Securities involves a high degree of risk and is subject to many uncertainties. The Purchaser acknowledges that it understands that these risks and uncertainties may adversely affect the Company’s business, operating results and financial condition, and the trading price for the Common Stock if it is later quoted or traded on any securities trading market or exchange and Purchaser could lose all or part of its investment.

3. Company’s Representations, Warranties and Covenants. The Company represents and warrants to the Purchasers that:

(a) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)         (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents, and to issue the Notes and Warrants in accordance with the terms hereof and thereof.

(ii) The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Notes and Warrants pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Company.

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(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Company is a party or under any organizational documents of the Company.

4.           Closing and Deliverables.

(a) The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on a date mutually agreeable to the parties (“Closing Date”) at such location as may be agreed to by the parties provided that the Company shall have received copies of this Agreement and the Note executed by each respective Purchaser. At the Closing:

(i) each Purchaser shall deliver to the Company immediately available funds, by check or by wire transfer (bank wiring instructions as set forth in Exhibit C) in an amount equal to the amount of such Purchaser’s Commitment as set forth beside the name of such Purchaser on such Purchaser’s signature page hereto.

(b) The Company shall deliver to the Purchaser a co-signed Note, in the Principal Amount equal to the Purchaser’s Commitment forthwith after receipt of Purchaser’s Commitment. The Note will be dated as of the receipt of the date of funds.

5.           Miscellaneous.

(a) Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transactions Documents.

(b) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature transmitted by e-mail shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and neutral shall include the masculine and feminine.

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(d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) This Agreement and the Notes and Warrants represent the final agreement between the Purchasers and the Company with respect to the terms and conditions set forth herein, and, the terms of this Agreement and the Notes and Warrants may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. No provision of this Agreement and the Notes and Warrants may be amended other than by an instrument in writing signed by the Purchaser and the Company, and no provision hereof or thereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f) Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Full Spectrum Inc.
687 N. Pastoria Ave
Sunnyvale, CA 94085
Attention:	Stewart Kantor, Chief Executive Officer
Email:	skantor@fullspectrumnet.com

If to a Purchaser:

to the address set forth on the Purchaser’s signature page hereto.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

(g) This Agreement may not be assigned by any Purchaser.

(h) This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) The representations and warranties of the Purchasers and the Company contained herein shall survive the Closing and the termination of this Agreement and the other Transaction Documents.

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(j) The Purchasers and the Company shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or the rules and regulations of the SEC.

(k) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and the other Transaction Documents and seek the advice of counsel on it and them.

(m) The Purchaser and the Company each shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Purchaser has by law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorney’s fees and costs, and to exercise all other rights granted by law.

(n) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such state. THE COMPANY AND PURCHASERS WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents).

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IN WITNESS WHEREOF the Purchaser and the Company have executed this Agreement as of the date first above written.

THE COMPANY

FULL SPECTRUM INC.

By
Name: Stewart Kantor
Title: Chief Executive Officer

THE PURCHASER

$__________
Amount of Commitment
(minimum $50,000)

Signature:		__________
Print Name:	Date

Email
Address:

Tax ID / Social Security Number

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EXHIBIT A

Form of Note

[Included as Exhibit 10.17 to this Form 8-K.]

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EXHIBIT B

ACCREDITED INVESTOR PAGE

The undersigned Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

☐	A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
☐	A business development company as defined in the Investment Company Act of 1940,
☐	A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
☐	An insurance company as defined in Section 2(13) of the Securities Act,
☐	An investment company registered under the Investment Company Act of 1940,
☐	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,
☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
☐	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
☐	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000. For purposes of this Exhibit A-1, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.
☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,
☐	A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Exhibit A-1, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.
☐	A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

Signature of Purchaser

Title:	Date	, 2017

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